Exhibit 99.1

650 FIFTH AVENUE NEW YORK, NY 10019-6108

John Tietjen	Rich Tauberman
Chief Financial Officer	Investor Relations/Media Relations
Sterling Bancorp	MWW Group
john.tietjen@sterlingbancorp.com	rtauberman@mww.com
212.757.8035	201.964.2408
For Immediate Release
Sterling Bancorp Reports Results for First Quarter 2007
Strong Growth in Gross Revenue, Loans and Core Earnings
New York, NY, May 4, 2007 – Sterling Bancorp (NYSE: STL), a financial holding company and the parent company of Sterling National Bank, today reported its financial results for the quarter ended March 31, 2007.
First Quarter 2007 Highlights:
•	Gross revenue (interest income plus noninterest income) from continuing operations was $38.3 million, up 15.5% from the first quarter of 2006.

•	Customer-related service charges and fees surged 64.2% year over year to $5.8 million.

•	Mortgage-banking income was $2.8 million, up 27.8% from the first quarter of 2006.

•	Core earnings (income from continuing operations before income taxes) rose 35.1% year over year to $5.8 million.

•	Loans held in portfolio as of March 31, 2007 were $1,080.6 million, up 10.8% year over year.

•	Demand deposits as of March 31, 2007 were $461.7 million, representing 30.6% of total deposits.

•	Net interest margin was 4.24%.
“Sterling reported strong year-over-year growth in gross revenue, loans and core earnings, despite the difficult interest-rate environment during the current-year period. Moreover, the continued flat yield curve and higher funding costs created a challenging operating environment across the entire banking industry,” said Louis J. Cappelli, Chairman and Chief Executive Officer.
First Quarter 2007 Financial Results from Continuing Operations
Income after normalized taxes increased 30.5% to $3.6 million for the first quarter of 2007, compared to income after normalized taxes of $2.7 million for the first quarter of 2006. Normalized taxes for the first quarter of 2006 excluded the $3.7 million reversal of excess tax reserves discussed further below. Diluted net income per share for the quarter ended March 31, 2007, was $0.19, compared to a normalized $0.14 for the first quarter of 2006.

Net Interest Income
In the first quarter of 2007, net interest income, on a tax-equivalent basis, was $17.6 million, compared to $18.6 million in the first quarter of 2006. Net interest margin for the first quarter of 2007, on a tax-equivalent basis, was 4.24%, compared to 4.45% for the first quarter of 2006.
Total interest income for the first quarter of 2007 was $29.1 million, compared to $27.4 million for the first quarter of 2006. The increase was a result of higher average loan balances and an improved yield on loans, partially offset by a reduction in average balances in the investment portfolio. Total interest expense for the quarter ended March 31, 2007, was $11.6 million, compared to $9.0 million for the 2006 period. The increase was driven principally by the competitive deposit pricing environment in 2007.
Loans
Period-end loans held in portfolio, net of unearned discount, were $1,080.6 million, up $105.2 million from March 31, 2006.
Demand Deposits
As of March 31, 2007, demand deposits were $461.7 million — 30.6% of total deposits — continuing Sterling’s history of maintaining one of the highest ratios of demand to total deposits in the industry.
Noninterest Income and Noninterest Expenses
For the first quarter of 2007, noninterest income was $9.2 million, a 59.5% surge from the first quarter of 2006. The increase was principally driven by higher revenue from customer-related service charges and fees, largely due to revenues attributable to the Sterling Resource Funding Corp. acquisition (completed on April 1, 2006), growth in mortgage-banking income and the absence of losses from sales of available for sale securities in the first quarter of 2007.
Noninterest expenses for the quarter ended March 31, 2007 were $19.7 million, compared to $18.5 million for the corresponding period of 2006. In a difficult and challenging operating environment, the Company has continued to focus its attention on noninterest expenses and has begun to see the benefits of its efforts. The year-over-year increase was primarily due to investments in the Sterling franchise, including two new branches and the Sterling Resource Funding Corp. acquisition, with higher expenses related to salaries, equipment and occupancy costs. Partially offsetting these increases were expense reductions achieved in the Company’s mortgage-banking business, coupled with lower expenses for employee benefits and professional fees.
“Beginning in the fourth quarter of 2005, we recognized the change in the residential mortgage market. So we capitalized on our experience, discipline and product diversity to strategically re-engineer our residential mortgage business toward the more profitable market segments and away from the less profitable, higher risk wholesale business. The performance of our mortgage-banking unit has improved significantly, with income up more than 27 percent year over year. Also contributing to the improvement were the benefits of our focus on reducing overhead and changing the product mix,” said Louis J. Cappelli, Chairman and Chief Executive Officer.

Provision for Income Taxes
The provision for income taxes was $2.2 million for the first quarter of 2007, compared to a normalized provision for income taxes of $1.6 million for the corresponding period of 2006. The normalized provision for the 2006 period excludes the $3.7 million reversal of reserves for state and local income taxes in that period, which was based on management’s review of required reserves with outside professionals in light of the resolution of certain past tax issues.
Asset Quality
The allowance for loan losses as of March 31, 2007, was $15.8 million, or 1.46% of loans held in portfolio, compared to $15.5 million, or 1.59% of loans held in portfolio, as of March 31, 2006. As of March 31, 2007, nonperforming assets were $8.0 million, representing 0.43% of total assets.
Dividend
On May 3, 2007, Sterling announced that the Company’s Board of Directors approved a cash dividend of $0.19 per common share, payable on June 30, 2007 to shareholders of record as of June 15, 2007. This will extend the company’s record of dividend payments to 246 consecutive quarters, over 61 years.
Conference Call
Sterling Bancorp will host a teleconference call for the financial community on Monday, May 7, 2007 at 10:00 a.m. Eastern Time to discuss the first quarter 2007 financial results. The public is invited to listen to this conference call by dialing 866-814-1933 at least 10 minutes prior to the call and entering the access code 1082496.
A replay of the conference call will be available at 1:00 p.m. Eastern Time on Monday, May 7, 2007 until 11:59 p.m. Eastern Time on Monday, May 21, 2007. The public is invited to listen to this conference call by dialing 888-266-2081 and entering the access code 1082496.
About Sterling Bancorp
Sterling Bancorp (NYSE: STL) is a financial holding company with assets of $1.9 billion, offering a broad array of banking and financial services products. Its principal banking subsidiary is Sterling National Bank, founded in 1929. Sterling provides a wide range of products and services, including business and consumer loans, commercial and residential mortgage lending and brokerage, asset-based financing, factoring and accounts receivable management, trade financing, equipment leasing, corporate and consumer deposit services, trust and estate administration, and investment management services. The Company has operations in New York, New Jersey, Virginia and North Carolina and conducts business throughout the U.S.
Certain statements in this press release, including but not limited to, statements as to future liquidity, future interest rate risk and operating expenses, statements concerning future results of operations or financial position, and plans and objectives for future operations, and other statements regarding matters that are not historical facts, are “forward-looking statements” as defined in the Securities Exchange Act of 1934. These statements are not historical facts but instead are subject to numerous assumptions, risks and uncertainties, and represent only the Company’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside its control. Any forward-looking statements the Company may make speak only as of the date on which such statements are made. The Company’s actual results and financial position may differ materially from the anticipated results and financial condition indicated in or implied by these forward-looking statements. For a discussion of some of the risks and important factors that could affect the Company’s future results and financial condition, see “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Forward-Looking Statements and Factors that Could Affect Future Results” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.
- tables to follow-

STERLING BANCORP
Consolidated Financial Highlights
(Unaudited)
(dollars in thousands, except per share data)

	Three Months Ended March 31,
	2007	2006
OPERATING HIGHLIGHTS (1)
Interest income	$29,107	$27,396
Interest expense	11,604	9,002
Provision for loan losses	1,250	1,365
Noninterest income	9,229	5,785
Noninterest expenses	19,684	18,522
Income from continuing operations, before income taxes	5,798	4,292
Provision for income taxes at normal effective rates	2,226	1,554
Income from continuing operations after normalized taxes	3,572	2,738
Reversal of excess tax reserves	0	3,747
Income from continuing operations	3,572	6,485
Loss from discontinued operations, net of income taxes	(92)	(45)
Net income	3,480	6,440

Net income per average common share:
Basic	0.19	0.34
Diluted	0.18	0.33
Income from continuing operations, after normalized taxes, per average common share:
Basic	0.19	0.15
Diluted	0.19	0.14
Income from continuing operations per average common share:
Basic	0.19	0.34
Diluted	0.19	0.33
Cash dividends declared	0.19	0.19

Common shares outstanding:
Period end	18,665	18,765
Average Basic	18,645	18,783
Average Diluted	19,128	19,346

Return on average assets, after nomalized taxes (2)	0.79%	0.60%
Return on average assets (3)	0.79%	1.42%
Return on average tangible equity, after normalized taxes (4)	13.47%	9.04%
Return on average tangible equity (5)	13.47%	21.42%
Return on average stated equity, after normalized taxes (6)	11.11%	7.71%
Return on average stated equity (7)	11.11%	18.27%
Net interest spread, tax-equivalent basis	3.19%	3.62%
Net interest margin, tax-equivalent basis	4.24%	4.45%

(1)	Unless otherwise indicated, all amounts and ratios are presented based on continuing operations.

(2)	Calculated by dividing income from continuing operations, after normalized taxes, by average assets from continuing operations.

(3)	Calculated by dividing income from continuing operations by average assets from continuing operations.

(4)	Average tangible equity represents average shareholders’ equity less average goodwill. Calculated by dividing income from continuing operations, after normalized taxes, by average tangible equity.

(5)	Average tangible equity represents average shareholders’ equity less average goodwill. Calculated by dividing income from continuing operations by average tangible equity.

(6)	Average stated equity is equal to average shareholders’ equity. Calculated by dividing income from continuing operations, after normalized taxes, by average stated equity.

(7)	Average stated equity is equal to average shareholders’ equity. Calculated by dividing income from continuing operations by average stated equity.

STERLING BANCORP
Consolidated Financial Highlights
(Unaudited)
(dollars in thousands, except per share data)

	Three Months Ended March 31,
	2007	2006
BALANCE SHEET HIGHLIGHTS
Period End Balances (1)
Investment securities	$571,349	$668,130
Loans held for sale	39,576	36,921
Loans held in portfolio, net of unearned discount	1,080,587	975,383
Total earning assets	1,693,363	1,682,081
Allowance for loan losses	15,806	15,546
Total assets from continuing operations	1,873,037	1,832,682
Total assets	1,874,339	1,945,971

Demand deposits	461,734	483,001
Savings, NOW and money market deposits	481,074	404,914
Time deposits	566,350	525,093
Customer repurchase agreements	61,607	63,179
Shareholders’ equity (2)	132,821	148,327

Average Balances (1)
Investment securities	$579,105	$708,699
Loans held for sale	39,227	50,713
Loans held in portfolio, net of unearned discount	1,014,079	925,278
Total earning assets	1,682,963	1,691,346
Total assets from continuing operations	1,843,525	1,851,104
Total assets	1,844,683	1,965,305

Demand deposits	434,798	441,765
Savings, NOW and money market deposits	449,984	450,005
Time deposits	566,750	525,779
Customer repurchase agreements	95,047	80,065
Shareholders’ equity (2)	130,446	143,966

ASSET QUALITY HIGHLIGHTS (1)
Period End
Net charge-offs	$1,732	$1,188
Nonperforming loans	5,573	4,098
Other real estate owned	2,415	1,298
Nonperforming assets	7,988	5,396

Nonperforming loans/loans (3)	0.50%	0.40%
Nonperforming assets/assets	0.43%	0.29%
Allowance for loan losses/loans (4)	1.46%	1.59%
Allowance for loan losses/ nonperforming loans	283.62%	379.36%

Capital Ratios (2)
Tier 1 risk based	11.78%	12.53%
Total risk based	13.03%	13.76%
Leverage	8.04%	8.15%

Book value per common share (2)	$7.12	$7.90

(1)	Unless otherwise indicated, all amounts and ratios are presented based on continuing operations.

(2)	Includes the effects of discontinued operations.

(3)	The term “loans” includes loans held for sale and loans held in portfolio.

(4)	The term “loans” includes loans held in portfolio only.

STERLING BANCORP
Consolidated Balance Sheets
(Unaudited)
(in thousands, except number of shares)

	March 31,
	2007	2006
ASSETS
Cash and due from banks	$81,699	$52,192
Interest-bearing deposits with other banks	1,851	1,647
Investment securities
Available for sale (at estimated market value)	144,969	170,964
Held to maturity (at amortized cost)	426,380	497,166

Total investment securities	571,349	668,130

Loans held for sale	39,576	36,921

Loans held in portfolio, net of unearned discounts	1,080,587	975,383
Less allowance for loan losses	15,806	15,546

Loans, net	1,064,781	959,837

Customers’ liability under acceptances	487	160
Goodwill	22,862	21,158
Premises and equipment, net	11,640	10,651
Other real estate	2,415	1,298
Accrued interest receivable	5,196	5,641
Bank owned life insurance	28,202	27,185
Other assets	42,979	47,862

Total assets from continuing operations	1,873,037	1,832,682
Assets — discontinued operations	1,302	113,289

	$1,874,339	$1,945,971

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits
Demand	$461,734	$483,001
Savings, NOW and money market	481,074	404,914
Time	566,350	525,093

Total deposits	1,509,158	1,413,008
Securities sold under agreements to repurchase — customers	61,607	63,179
Securities sold under agreements to repurchase — dealers	0	68,592
Commercial paper	27,652	43,092
Short-term borrowings — FHLB	0	55,900
Short-term borrowings — other	2,576	104
Long-term borrowings — FHLB	20,000	50,000
Long-term borrowings — subordinated debentures	25,774	25,774
Acceptances outstanding	487	160
Accrued expenses and other liabilities	94,035	77,289
Liabilities — discontinued operations	229	546

Total liabilities	1,741,518	1,797,644
Shareholders’ equity	132,821	148,327

	$1,874,339	$1,945,971

MEMORANDA
Available for sale securities — amortized cost	$148,098	$176,774
Held to maturity securities — estimated market value	419,064	482,434
Shares outstanding
Common issued	21,262,170	21,085,665
Common in treasury	2,597,302	2,320,242

STERLING BANCORP
Consolidated Statements of Income
(Unaudited)
(dollars in thousands, except per share data)

	Three Months Ended March 31,
	2007	2006
INTEREST INCOME
Loans	$21,727	$19,380
Investment securities — available for sale	1,845	2,202
Investment securities — held to maturity	4,869	5,744
Federal funds sold	635	40
Deposits with other banks	31	30

Total interest income	29,107	27,396

INTEREST EXPENSE
Savings, NOW and money market deposits	2,859	1,783
Time deposits	6,548	4,461
Securities sold u/a/r — customers	1,075	695
Securities sold u/a/r — dealers	0	984
Federal funds purchased	12	135
Commercial paper	350	405
Short-term borrowings — FHLB	0	193
Short-term borrowings — other	12	11
Long-term borrowings — FHLB	225	586
Long-term subordinated debentures	523	523

Total interest expense	11,604	9,776
Interest expense allocated to discontinued operations	0	(774)

Total interest expense-continuing operations	11,604	9,002

Net interest income	17,503	18,394
Provision for loan losses	1,250	1,365

Net interest income after provision for loan losses	16,253	17,029

NONINTEREST INCOME
Customer related service charges and fees	5,840	3,557
Mortgage banking income	2,832	2,216
Trust fees	141	152
Bank owned life insurance income	252	220
Securities losses	0	(459)
Other income	164	99

Total noninterest income	9,229	5,785

NONINTEREST EXPENSES
Salaries	8,997	7,763
Employee benefits	2,490	2,901

Total personnel expense	11,487	10,664
Occupancy and equipment expenses, net	2,707	2,303
Advertising and marketing	964	999
Professional fees	1,340	1,823
Communications	516	395
Other expenses	2,670	2,338

Total noninterest expenses	19,684	18,522

Income from continuing operations before income taxes	5,798	4,292
Provision for income taxes at normal effective rates	2,226	1,554

Income from continuing operations after normalized taxes	3,572	2,738
Reversal of tax reserves	0	3,747

Income from continuing operations	3,572	6,485
Loss from discontinued operations, net of tax	(92)	(45)

Net income	$3,480	$6,440

STERLING BANCORP
Consolidated Statements of Income
(Unaudited)
(dollars in thousands, except per share data)
(continued)

	Three Months Ended March 31,
	2007	2006
Average number of common shares outstanding
Basic	18,645,423	18,783,299
Diluted	19,128,056	19,345,614

Net income per average common share
Basic	$0.19	$0.34
Diluted	0.18	0.33

Income from continuing operations, after normalized taxes, per average common share
Basic	0.19	0.15
Diluted	0.19	0.14

Income from continuing operations, per average common share
Basic	0.19	0.34
Diluted	0.19	0.33

Dividends per common share	0.19	0.19

STERLING BANCORP
Consolidated Statements of Comprehensive Income
(Unaudited)
(in thousands)

	Three Months Ended March 31,
	2007	2006
Net income	$3,480	$6,440

Other comprehensive (loss)/ income, net of tax:
Unrealized holding gains/(losses)arising during the period	336	(1,234)

Reclassification adjustment for losses included in net income	0	252

Comprehensive income	$3,816	$5,458

STERLING BANCORP
Consolidated Statements of Changes in Shareholders’ Equity
(Unaudited)
(in thousands)

	Three Months Ended March 31,
	2007	2006
Balance, at beginning of period	$132,263	$147,588
Net income for period	3,480	6,440
Common shares issued under stock incentive plan and related tax benefits	740	554
Purchase of common shares for treasury	0	(1,526)
Cash dividends-Common shares	(3,542)	(3,563)
Surrender of shares issued under incentive compensation plan	(456)	(206)
Amortization of unearned compensation	0	22
Change in net unrealized holding gains/(losses) on available for sale securities	336	(1,234)
Reclassification adjustment for losses included in net income	0	252

Balance, at end of period	$132,821	$148,327

STERLING BANCORP
Average Balance Sheets [1]
(Unaudited)
(dollars in thousands)

	Three Months Ended
	March 31, 2007			March 31, 2006
	AVERAGE		AVERAGE	AVERAGE		AVERAGE
	BALANCE	INTEREST	RATE	BALANCE	INTEREST	RATE
Assets
Interest-bearing deposits with other banks	$2,830	$31	4.40%	$3,045	$30	2.47%

Investment securities — available for sale	134,632	1,640	4.87	170,540	1,886	4.44
Investment securities — held to maturity	423,120	4,869	4.60	506,443	5,744	4.54
Investment securities — tax exempt [2]	21,353	338	6.43	31,716	520	6.64

Total investment securities	579,105	6,847	4.73	708,699	8,150	4.61
Federal funds sold	47,722	635	5.33	3,611	40	4.43
Loans, net of unearned discount [3]	1,053,306	21,727	8.66	975,991	19,380	8.32

Total Interest-Earning Assets [2]	1,682,963	29,240	7.15%	1,691,346	27,600	6.69%

Cash and due from banks	67,499			63,458
Allowance for loan losses	(16,876)			(16,035)
Goodwill	22,862			21,158
Other	87,077			91,177
Assets — discontinued operations	1,158			114,201

Total Assets	$1,844,683			$1,965,305

Liabilities and Shareholders’ Equity
Interest-bearing deposits
Domestic
Savings	$20,902	25	0.48%	$25,697	26	0.41%
NOW	222,019	1,398	2.55	182,512	735	1.63
Money market	207,063	1,436	2.81	241,796	1,022	1.71
Time	566,176	6,546	4.69	522,755	4,453	3.45
Foreign
Time	574	2	1.09	3,024	8	1.09

Total Interest-Bearing Deposits	1,016,734	9,407	3.75	975,784	6,244	2.60

Borrowings
Securities sold u/a/r — customers	95,047	1,075	4.59	80,065	695	3.52
Securities sold u/a/r — dealers	0	0	0.00	86,818	984	4.60
Federal funds purchased	945	12	5.24	12,281	135	4.46
Commercial paper	27,902	350	5.08	42,141	405	3.89
Short-term borrowings — FHLB	0	0	0.00	16,946	193	4.62
Short-term borrowings — other	900	12	5.35	913	11	4.63
Long-term borrowings — FHLB	20,000	225	4.49	51,889	586	4.52
Long-term borrowings — sub debt	25,774	523	8.38	25,774	523	8.38

Total Borrowings	170,568	2,197	5.22	316,827	3,532	4.51

Interest-bearing liabilities allocated to discontinued operations	0	0	0.00	(102,516)	(774)	3.02

Total Interest-Bearing Liabilities	1,187,302	11,604	3.96%	1,190,095	9,002	3.07%

Noninterest-bearing demand deposits	434,798			441,765
Other liabilities	91,701			86,804
Liabilities — discontinued operations	436			102,675

Total Liabilities	1,714,237			1,821,339
Shareholders’ equity	130,446			143,966

Total Liabilities and Shareholders’ Equity	$1,844,683			$1,965,305

Net interest income/spread [2]		17,636	3.19%		18,598	3.62%

Net yield on interest-earning assets			4.24%			4.45%

Less: Tax-equivalent adjustment		133			204

Net interest income		$17,503			$18,394

[1]	The average balances of assets, liabilities and shareholders’ equity are computed on the basis of daily averages. Average rates are presented on a tax-equivalent basis. Certain reclassifications have been made to prior period amounts to conform to current presentation.

[2]	Interest and/or average rates are presented on a tax-equivalent basis.

[3]	Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding and income has been included to the extent earned.

STERLING BANCORP
Rate/Volume Analysis [1]
(Unaudited)
(in thousands)

	Increase/(Decrease)
	Three Months Ended
	March 31, 2007
	Volume	Rate	Net [2]
INTEREST INCOME
Interest-bearing deposits with other banks	$(2)	$3	$1

Investment securities — available for sale	(416)	170	(246)
Investment securities — held to maturity	(949)	74	(875)
Investment securities — tax exempt	(166)	(16)	(182)

Total investment securities	(1,531)	228	(1,303)

Federal funds sold	585	10	595
Loans, net of unearned discounts [3]	1,548	799	2,347

TOTAL INTEREST INCOME	$600	$1,040	$1,640

INTEREST EXPENSE
Interest-bearing deposits
Domestic
Savings	$(5)	$4	$(1)
NOW	184	479	663
Money market	(163)	577	414
Time	393	1,700	2,093
Foreign
Time	(6)	0	(6)

Total interest-bearing deposits	403	2,760	3,163

Borrowings
Securities sold under agreements to repurchase — customers	145	235	380
Securities sold under agreements to repurchase — dealers	(984)	0	(984)
Federal funds purchased	(143)	20	(123)
Commercial paper	(159)	104	(55)
Short-term borrowings — FHLB	(193)	0	(193)
Short-term borrowings — other	0	1	1
Long-term borrowings — FHLB	(357)	(4)	(361)
Long-term borrowings — subordinated debentures	0	0	0

Total borrowings	(1,691)	356	(1,335)

Less: interest-bearing liabilities allocated to discontinued operations	774	0	774

TOTAL INTEREST EXPENSE	$(514)	$3,116	$2,602

NET INTEREST INCOME	$1,114	$(2,076)	$(962)

[1]	This table is presented on a tax-equivalent basis.

[2]	Changes in interest income and interest expense due to a combination of both volume and rate have been allocated to the change due to volume and the change due to rate in proportion to the relationship of change due solely to each.

[3]	Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding, and income has been included to the extent earned.